DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014		Sep 30, 2015	Sep 30, 2014	2015 vs. 2014
EARNINGS SUMMARY
Interest Income	$2,008	$1,947	$1,929	$1,974	$1,926	$82	4%	$5,884	$5,622	$262	5%
Interest Expense	323	311	300	302	288	35	12%	934	832	102	12%
Net Interest Income	1,685	1,636	1,629	1,672	1,638	47	3%	4,950	4,790	160	3%
Discount/Interchange Revenue	614	612	536	620	598	16	3%	1,762	1,712	50	3%
Rewards Cost	326	314	268	517	303	23	8%	908	836	72	9%
Discount and Interchange Revenue, net	288	298	268	103	295	(7)	(2%)	854	876	(22)	(3%)
Protection Products Revenue	62	68	71	75	78	(16)	(21%)	201	239	(38)	(16%)
Loan Fee Income	87	80	81	86	85	2	2%	248	248	0	0%
Transaction Processing Revenue	39	40	42	46	46	(7)	(15%)	121	136	(15)	(11%)
Other Income	27	53	80	55	48	(21)	(44%)	160	151	9	6%
Total Other Income	503	539	542	365	552	(49)	(9%)	1,584	1,650	(66)	(4%)

Revenue Net of Interest Expense	2,188	2,175	2,171	2,037	2,190	(2)	—%	6,534	6,440	94	1%

Provision for Loan Losses	332	306	390	457	354	(22)	(6%)	1,028	986	42	4%

Employee Compensation and Benefits	337	326	331	314	320	17	5%	994	928	66	7%
Marketing and Business Development	168	199	182	216	182	(14)	(8%)	549	519	30	6%
Information Processing & Communications	84	90	88	88	87	(3)	(3%)	262	258	4	2%
Professional Fees	160	153	127	128	111	49	44%	440	322	118	37%
Premises and Equipment	24	23	24	24	23	1	4%	71	68	3	4%
Other Expense	109	136	121	162	104	5	5%	366	313	53	17%
Total Other Expense	882	927	873	932	827	55	7%	2,682	2,408	274	11%

Income Before Income Taxes	974	942	908	648	1,009	(35)	(3%)	2,824	3,046	(222)	(7%)
Tax Expense	362	343	322	244	365	(3)	(1%)	1,027	1,127	(100)	(9%)
Net Income	$612	$599	$586	$404	$644	($32)	(5%)	$1,797	$1,919	($122)	(6%)

Net Income Allocated to Common Stockholders	$599	$586	$573	$392	$630	($31)	(5%)	$1,758	$1,878	($120)	(6%)

Effective Tax Rate	37.2%	36.4%	35.5%	37.7%	36.2%			36.4%	37.0%

Net Interest Margin	9.62%	9.63%	9.69%	9.76%	9.78%	(16)	bps	9.65%	9.83%	(18)	bps
Operating Efficiency	40.3%	42.6%	40.2%	45.8%	37.8%	255	bps	41%	37.4%	365	bps
ROE	22%	21%	21%	14%	23%			21%	23%

Ending Common Shares Outstanding	430	437	445	449	455	(25)	(5%)	430	455	(25)	(5%)
Weighted Average Common Shares Outstanding	433	441	448	452	460	(27)	(6%)	440	466	(26)	(6%)
Weighted Average Common Shares Outstanding (fully diluted)	434	442	448	453	461	(27)	(6%)	441	467	(26)	(6%)

PER SHARE STATISTICS
Basic EPS	$1.38	$1.33	$1.28	$0.87	$1.37	$0.01	1%	$3.99	$4.03	($0.04)	(1%)
Diluted EPS	$1.38	$1.33	$1.28	$0.87	$1.37	$0.01	1%	$3.98	$4.02	($0.04)	(1%)
Common Stock Price (period end)	$51.99	$57.62	$56.35	$65.49	$64.39	($12.40)	(19%)	$51.99	$64.39	($12.40)	(19%)
Book Value per share	$26.32	$25.75	$25.22	$24.79	$24.82	$1.50	6%	$26.32	$24.82	$1.50	6%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014		Sep 30, 2015	Sep 30, 2014	2015 vs. 2014
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$950	$914	$881	$646	$981	($31)	(3%)	$2,745	$2,959	($214)	(7%)
Payment Services	24	28	27	2	28	(4)	(14%)	79	87	(8)	(9%)
Total	$974	$942	$908	$648	$1,009	($35)	(3%)	$2,824	$3,046	($222)	(7%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	519	512	456	523	522	(3)	(1%)	1,487	1,497	(10)	(1%)
PULSE Network	972	989	1,024	1,085	1,071	(99)	(9%)	2,985	3,198	(213)	(7%)
Total	1,491	1,501	1,480	1,608	1,593	(102)	(6%)	4,472	4,695	(223)	(5%)

NETWORK VOLUME
PULSE Network	$36,267	$37,162	$40,814	$41,788	$40,636	($4,369)	(11%)	$114,243	$124,063	($9,820)	(8%)
Network Partners	3,206	3,536	2,949	2,263	2,185	1,021	47%	9,691	7,183	2,508	35%
Diners Club International [1]	6,560	6,773	6,474	6,933	6,777	(217)	(3%)	19,807	20,037	(230)	(1%)
Total Payment Services	46,033	47,471	50,237	50,984	49,598	(3,565)	(7%)	143,741	151,283	(7,542)	(5%)
Discover Network - Proprietary	31,408	31,084	27,324	32,005	30,577	831	3%	89,816	87,466	2,350	3%
Total	$77,441	$78,555	$77,561	$82,989	$80,175	($2,734)	(3%)	$233,557	$238,749	($5,192)	(2%)

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,650	$14,050	$14,701	$11,339	$11,480	$2,170	19%
Total Loan Receivables	70,078	69,028	67,648	69,969	67,366	2,712	4%
Allowance for Loan Losses	(1,743)	(1,735)	(1,776)	(1,746)	(1,644)	(99)	(6%)
Net Loan Receivables	68,335	67,293	65,872	68,223	65,722	2,613	4%
Premises and Equipment, net	684	688	678	670	661	23	3%
Goodwill and Intangible Assets, net	424	425	432	433	461	(37)	(8%)
Other Assets	2,518	2,455	2,495	2,461	2,272	246	11%
Total Assets	$85,611	$84,911	$84,178	$83,126	$80,596	$5,015	6%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$29,801	$29,498	$29,303	$28,766	$28,830	$971	3%
Brokered Deposits and Other Deposits	16,804	16,818	17,124	17,323	16,552	252	2%
Deposits	46,605	46,316	46,427	46,089	45,382	1,223	3%
Borrowings	23,800	24,243	23,090	22,657	21,057	2,743	13%
Accrued Expenses and Other Liabilities	3,903	3,089	3,450	3,246	2,856	1,047	37%
Total Liabilities	74,308	73,648	72,967	71,992	69,295	5,013	7%
Total Equity	11,303	11,263	11,211	11,134	11,301	2	0%
Total Liabilities and Stockholders' Equity	$85,611	$84,911	$84,178	$83,126	$80,596	$5,015	6%

LIQUIDITY
Liquidity Portfolio	$12,354	$12,781	$14,162	$10,752	$10,944	$1,410	13%
Undrawn Credit Facilities [1]	31,008	25,029	24,340	23,524	22,877	8,131	36%
Total Liquidity	$43,362	$37,810	$38,502	$34,276	$33,821	$9,541	28%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014
BALANCE SHEET STATISTICS
Total Common Equity	$10,743	$10,703	$10,651	$10,574	$10,741	$2	0%
Total Common Equity/Total Assets	12.5%	12.6%	12.7%	12.7%	13.3%
Total Common Equity/Net Loans	15.7%	15.9%	16.2%	15.5%	16.3%

Tangible Assets	$85,187	$84,486	$83,746	$82,693	$80,135	$5,052	6%
Tangible Common Equity [1]	$10,319	$10,278	$10,219	$10,141	$10,280	$39	0%
Tangible Common Equity/Tangible Assets [1]	12.1%	12.2%	12.2%	12.3%	12.8%
Tangible Common Equity/Net Loans [1]	15.1%	15.3%	15.5%	14.9%	15.6%
Tangible Common Equity per share [1]	$24.02	$23.50	$22.99	$22.58	$22.57	$1.45	6%

REGULATORY CAPITAL RATIOS	Basel III Transition		Basel I
Total Risk Based Capital Ratio [2]	17.1%	17.2%	17.6%	17.0%	17.8%
Tier 1 Risk Based Capital Ratio [2]	15.2%	15.3%	15.6%	14.9%	15.6%
Tier 1 Common Capital Ratio [2,3]	N/A	N/A	N/A	14.1%	14.8%
Tier 1 Leverage Ratio [2]	13.1%	13.2%	13.3%	13.2%	13.7%
Common Equity Tier 1 Capital Ratio [2]	14.4%	14.5%	14.8%	N/A	N/A
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [4]	14.3%	14.4%	14.7%	14.1%	14.7%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [5]	4.0	4.0	4.1	4.3	4.7

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014 and September 30, 2014

[3] Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[4] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[5] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014
AVERAGE BALANCES
Assets
Cash and Investment Securities	$12,609	$13,219	$12,148	$11,886	$10,742	$1,867	17%
Restricted Cash	703	686	605	242	498	205	41%
Credit Card Loans	55,281	53,987	54,038	54,169	53,130	2,151	4%
Private Student Loans	8,580	8,597	8,721	8,478	8,310	270	3%
Personal Loans	5,307	5,131	5,047	4,954	4,718	589	12%
Other Loans	294	385	342	329	323	(29)	(9%)
Total Loans	69,462	68,100	68,148	67,930	66,481	2,981	4%
Total Interest Earning Assets	82,774	82,005	80,901	80,058	77,721	5,053	7%
Allowance for Loan Losses	(1,776)	(1,807)	(1,753)	(1,676)	(1,625)	(151)	(9%)
Other Assets	4,474	4,466	4,439	4,303	4,289	185	4%
Total Assets	$85,472	$84,664	$83,587	$82,685	$80,385	$5,087	6%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$29,477	$29,194	$28,891	$28,828	$28,835	$642	2%
Brokered Deposits and Other Deposits	16,923	16,904	17,096	16,755	15,810	1,113	7%
Total Interest-bearing Deposits	46,400	46,098	45,987	45,583	44,645	1,755	4%
Short-term Borrowings	60	153	126	107	129	(69)	(53%)
Securitized Borrowings	16,479	17,351	17,220	17,219	16,535	(56)	—%
Other Long-term Borrowings	7,446	6,028	5,307	4,950	4,341	3,105	72%
Total Interest-bearing Liabilities	70,385	69,630	68,640	67,859	65,650	4,735	7%
Other Liabilities & Stockholders' Equity	15,087	15,034	14,947	14,826	14,735	352	2%
Total Liabilities and Stockholders' Equity	$85,472	$84,664	$83,587	$82,685	$80,385	$5,087	6%

AVERAGE RATES
Assets
Cash and Investment Securities	0.55%	0.59%	0.62%	0.72%	0.80%	(25)	bps
Restricted Cash	0.15%	0.13%	0.11%	0.10%	0.09%	6	bps
Credit Card Loans	12.03%	12.04%	12.05%	12.08%	12.04%	(1)	bps
Private Student Loans	6.88%	6.91%	6.95%	6.85%	6.82%	6	bps
Personal Loans	12.08%	12.12%	12.19%	12.25%	12.21%	(13)	bps
Other Loans	4.44%	4.62%	4.23%	3.78%	3.83%	61	bps
Total Loans	11.37%	11.35%	11.37%	11.40%	11.36%	1	bps
Total Interest Earning Assets	9.62%	9.52%	9.67%	9.78%	9.83%	(21)	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.23%	1.23%	1.25%	1.26%	1.26%	(3)	bps
Brokered Deposits and Other Deposits	1.55%	1.55%	1.50%	1.53%	1.54%	1	bps
Total Interest-bearing Deposits	1.34%	1.35%	1.34%	1.36%	1.36%	(2)	bps
Short-term Borrowings	1.49%	1.37%	1.43%	1.54%	1.42%	7	bps
Securitized Borrowings	1.98%	1.91%	1.89%	1.88%	1.82%	16	bps
Other Long-term Borrowings	4.42%	4.90%	5.11%	5.09%	5.28%	(86)	bps
Total Interest-bearing Liabilities	1.82%	1.80%	1.77%	1.77%	1.74%	8	bps

Net Interest Margin	9.62%	9.63%	9.69%	9.76%	9.78%	(16)	bps
Net Yield on Interest-earning Assets	8.08%	8.00%	8.17%	8.28%	8.36%	(28)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014		Sep 30, 2015	Sep 30, 2014	2015 vs. 2014
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$70,078	$69,028	$67,648	$69,969	$67,366	$2,712	4%	$70,078	$67,366	$2,712	4%
Average Loans [1,2]	$69,462	$68,100	$68,148	$67,930	$66,481	$2,981	4%	$68,575	$65,154	$3,421	5%

Interest Yield	11.37%	11.35%	11.37%	11.40%	11.36%	1	bps	11.36%	11.41%	(5)	bps
Gross Principal Charge-off Rate	2.51%	2.76%	2.82%	2.70%	2.63%	(12)	bps	2.70%	2.75%	(5)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.64%	2.91%	2.98%	2.86%	2.79%	(15)	bps	2.84%	2.93%	(9)	bps
Net Principal Charge-off Rate	1.85%	2.05%	2.14%	2.06%	1.94%	(9)	bps	2.01%	2.03%	(2)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	1.94%	2.16%	2.26%	2.18%	2.06%	(12)	bps	2.12%	2.16%	(4)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3,4]	1.60%	1.49%	1.57%	1.66%	1.64%	(4)	bps	1.60%	1.64%	(4)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3,4]	0.72%	0.69%	0.78%	0.78%	0.75%	(3)	bps	0.72%	0.75%	(3)	bps
Gross Principal Charge-off Dollars	$440	$469	$474	$463	$440	$—	0%	$1,383	$1,343	$40	3%
Net Principal Charge-off Dollars	$324	$347	$360	$355	$324	$—	0%	$1,031	$990	$41	4%
Net Interest and Fee Charge-off Dollars	$81	$87	$95	$91	$85	($4)	(5%)	$263	$261	$3	1%
Loans Delinquent Over 30 Days [3,4]	$1,070	$980	$1,006	$1,100	$1,043	$27	3%	$1,070	$1,043	$27	3%
Loans Delinquent Over 90 Days [3,4]	$481	$450	$500	$517	$476	$5	1%	$481	$476	$5	1%

Allowance for Loan Loss (period end)	$1,743	$1,735	$1,776	$1,746	$1,644	$99	6%	$1,743	$1,644	$99	6%
Change in Loan Loss Reserves	$8	($41)	$30	$102	$30	($22)	(73%)	($3)	($4)	$1	(25%)
Reserve Rate	2.49%	2.51%	2.63%	2.50%	2.44%	5	bps	2.49%	2.44%	5	bps
Reserve Rate Excluding PCI Loans [3]	2.57%	2.60%	2.72%	2.59%	2.54%	3	bps	2.57%	2.54%	3	bps

CREDIT CARD LOANS
Ending Loans	$55,655	$54,949	$53,499	$56,128	$53,699	$1,956	4%	$55,655	$53,699	$1,956	4%
Average Loans	$55,281	$53,987	$54,038	$54,168	$53,130	$2,151	4%	$54,440	$52,071	$2,369	5%

Interest Yield	12.03%	12.04%	12.05%	12.08%	12.04%	(1)	bps	12.04%	12.09%	(5)	bps
Gross Principal Charge-off Rate	2.83%	3.14%	3.21%	3.03%	2.99%	(16)	bps	3.06%	3.14%	(8)	bps
Net Principal Charge-off Rate	2.04%	2.28%	2.40%	2.26%	2.16%	(12)	bps	2.24%	2.27%	(3)	bps
Delinquency Rate (over 30 days) [4]	1.65%	1.55%	1.64%	1.73%	1.71%	(6)	bps	1.65%	1.71%	(6)	bps
Delinquency Rate (over 90 days) [4]	0.78%	0.75%	0.86%	0.85%	0.82%	(4)	bps	0.78%	0.82%	(4)	bps
Gross Principal Charge-off Dollars	$394	$423	$428	$413	$400	($6)	(2%)	$1,245	$1,223	$22	2%
Net Principal Charge-off Dollars	$285	$307	$319	$309	$289	($4)	(1%)	$911	$883	$28	3%
Loans Delinquent Over 30 Days [4]	$919	$850	$879	$971	$920	($1)	0%	$919	$920	($1)	0%
Loans Delinquent Over 90 Days [4]	$437	$414	$458	$480	$440	($3)	(1%)	$437	$440	($3)	(1%)

Allowance for Loan Loss (period end)	$1,459	$1,441	$1,492	$1,474	$1,388	$71	5%	$1,459	$1,388	$71	5%
Change in Loan Loss Reserves	$18	($51)	$18	$86	$29	($11)	(38%)	($15)	($18)	$3	(17%)
Reserve Rate	2.62%	2.62%	2.79%	2.63%	2.58%	4	bps	2.62%	2.58%	4	bps

Total Discover Card Volume	$32,971	$32,299	$28,725	$33,211	$32,091	$880	3%	$93,995	$91,900	$2,095	2%
Discover Card Sales Volume	$30,374	$30,017	$26,379	$30,871	$29,609	$765	3%	$86,770	$84,647	$2,123	3%
Rewards Rate	1.07%	1.05%	1.02%	1.67%	1.02%	5	bps	1.05%	0.99%	6	bps
[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4] During the first quarter of 2015, a payment processing change was implemented which had the effect of contributing favorably to the delinquencies of certain accounts. These changes partially contributed to the decline in the delinquency rate

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014		Sep 30, 2015	Sep 30, 2014	2015 vs. 2014
PRIVATE STUDENT LOANS
Ending Loans	$8,769	$8,520	$8,696	$8,510	$8,494	$275	3%	$8,769	$8,494	$275	3%
Ending PCI Loans [1]	$3,249	$3,381	$3,519	$3,660	$3,788	($539)	(14%)	$3,249	$3,788	($539)	(14%)

Interest Yield	6.88%	6.91%	6.95%	6.85%	6.82%	6	bps	6.91%	6.84%	7	bps
Net Principal Charge-off Rate	0.57%	0.61%	0.61%	0.79%	0.61%	(4)	bps	0.60%	0.65%	(5)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.94%	1.02%	1.03%	1.40%	1.14%	(20)	bps	0.99%	1.25%	(26)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.88%	1.78%	1.66%	1.80%	1.78%	10	bps	1.88%	1.78%	10	bps

Reserve Rate	1.48%	1.68%	1.63%	1.59%	1.56%	(8)	bps	1.48%	1.56%	(8)	bps
Reserve Rate excluding PCI Loans [2]	1.84%	2.23%	2.18%	2.20%	2.21%	(37)	bps	1.84%	2.21%	(37)	bps

PERSONAL LOANS
Ending Loans	$5,425	$5,183	$5,065	$5,007	$4,830	$595	12%	$5,425	$4,830	$595	12%

Interest Yield	12.08%	12.12%	12.19%	12.25%	12.21%	(13)	bps	12.13%	12.41%	(28)	bps
Net Principal Charge-off Rate	1.99%	2.10%	2.22%	2.20%	1.92%	7	bps	2.10%	1.98%	12	bps
Delinquency Rate (over 30 days)	0.80%	0.71%	0.76%	0.79%	0.75%	5	bps	0.80%	0.75%	5	bps

Reserve Rate	2.49%	2.54%	2.43%	2.40%	2.23%	26	bps	2.49%	2.23%	26	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014		Sep 30, 2015	Sep 30, 2014	2015 vs. 2014
DIRECT BANKING
Interest Income	$2,008	$1,947	$1,929	$1,974	$1,926	$82	4%	$5,884	$5,622	$262	5%
Interest Expense	323	311	300	302	288	35	12%	934	832	102	12%
Net Interest Income	1,685	1,636	1,629	1,672	1,638	47	3%	4,950	4,790	160	3%
Other Income	435	468	468	286	475	(40)	(8%)	1,371	1,414	(43)	3%
Revenue Net of Interest Expense	2,120	2,104	2,097	1,958	2,113	7	—%	6,321	6,204	117	2%
Provision for Loan Losses	332	306	388	454	356	(24)	(7%)	1,026	986	40	4%
Total Other Expense	838	884	828	858	776	62	8%	2,550	2,259	291	13%
Income Before Income Taxes	$950	$914	$881	$646	$981	($31)	(3%)	$2,745	$2,959	($214)	(7%)

Net Interest Margin	9.63%	9.63%	9.70%	9.77%	9.79%	(16)	bps	9.65%	9.84%	(19)	bps
Pretax Return on Loan Receivables	5.43%	5.38%	5.24%	3.78%	5.86%	(43)	bps	5.35%	6.08%	(73)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	68	71	74	79	77	(9)	(12%)	213	236	(23)	(10%)
Revenue Net of Interest Expense	68	71	74	79	77	(9)	(12%)	213	236	(23)	(10%)
Provision for Loan Losses	—	—	2	3	(2)	2	(100%)	2	—	2	NM
Total Other Expense	44	43	45	74	51	(7)	(14%)	132	149	(17)	(11%)
Income Before Income Taxes	$24	$28	$27	$2	$28	($4)	(14%)	$79	$87	($8)	(9%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel I, to be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Prior to January 1, 2015 regulatory capital ratios are calculated under Basel I. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III. Tier 1 Common Capital Ratio calculated under Basel I represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital (Basel I) to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
GAAP total common equity	$10,743	$10,703	$10,651	$10,574	$10,741
Less: Goodwill	(255)	(255)	(257)	(257)	(284)
Less: Intangibles	(169)	(170)	(175)	(176)	(177)
Tangible common equity [1]	$10,319	$10,278	$10,219	$10,141	$10,280
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital				138	70
Total tier 1 common capital (Basel I) [2]				$10,279	$10,350
Add: Adjustments related to capital components [3]				26	21
Common equity Tier 1 capital (Basel III fully phased-in)				$10,305	$10,371

Common equity Tier 1 capital (Basel III transition)	$10,612	$10,552	$10,497
Adjustments related to capital components during transition [4]	(82)	(83)	(87)
Common equity Tier 1 capital (Basel III fully phased-in)	$10,530	$10,469	$10,410

Risk weighted assets (Basel I)	N/A	N/A	N/A	$72,889	$70,132
Risk weighted assets (Basel III transition)	$73,526	$72,658	$70,868	N/A	N/A
Risk weighted assets (Basel III fully phased-in) [5]	$73,423	$72,555	$70,762	$73,315	$70,560

Tier 1 common capital ratio (Basel I) [6,7]	N/A	N/A	N/A	14.1%	14.8%
Common equity Tier 1 capital ratio (Basel III transition) [6]	14.4%	14.5%	14.8%	N/A	N/A
Common equity Tier 1 capital ratio (Basel III fully phased-in) [6,8]	14.3%	14.4%	14.7%	14.1%	14.7%

GAAP book value per share	$26.32	$25.75	$25.22	$24.79	$24.82
Less: Goodwill	(0.59)	(0.58)	(0.58)	(0.57)	(0.62)
Less: Intangibles	(0.39)	(0.39)	(0.39)	(0.39)	(0.39)
Less: Preferred Stock	(1.30)	(1.28)	(1.26)	(1.25)	(1.23)
Tangible common equity per share	$24.04	$23.50	$22.99	$22.58	$22.58

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

2 Tier 1 common capital (under Basel I), a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so users of this information are advised to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital

3 Adjustments related to capital components for fully phased-in Basel III include deferred tax liabilities related to intangible assets and deduction for deferred tax assets

4 Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

5 Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments

6 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014 and September 30, 2014

7 Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)

8 Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms